Exhibit 99.2

Supplemental Operating and Financial Information
First Quarter 2005

Table of Contents

Corporate Information

Financial Information
Selected Financial Data
Consolidated Statements of Operations
Same Store Property Results and Analysis
Non-GAAP Financial Measures
Consolidated Balance Sheets
Debt Summary

Portfolio Information
Property Summary
Lease Expiration Information
Other Property Information

Selected Financial Data

Company Overview

AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in selected markets catering to small and medium size businesses.  At March 31, 2005, AmeriVest owned, or had an ownership interest in, 17 properties totaling 2,508,115 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.

Strategy

We believe that office space for small to medium size businesses is a large and underserved market.  According to data compiled by the Office of Advocacy of the U.S. Small Business Administration, 89% of all U.S. businesses employed fewer than 20 employees.  As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

Small to medium size businesses often have specific needs and limitations that are different from larger businesses.  For example, small and medium size businesses generally cannot afford large corporate staffs to manage their office leasing requirements.  These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications services and other amenities, but may not have a comparable budget.  Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner.  The key elements of our strategy include:

Provide a superior, consistent product - We provide amenities for the small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as conference rooms with the latest telecommunication and presentation equipment, high levels of common area and tenant finish, including well-designed, pre-built move-in ready space, and depending on the location, various other technology and service amenities relative to the needs of our targeted small business tenant.

Streamline the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size tenant with limited real estate expertise, through our “no hassle” leasing philosophy which reduces the lease transaction time and cost for the tenant and us.

Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.

Target select cities - We target cities that have excellent small business growth demographics, where we hope to build meaningful multi-property portfolios over both the near and long term.

As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses.  By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
Charles K. Knight (1)	Chief Executive Officer, President and Director	1999

Kathryn L. Hale	Chief Financial Officer and Secretary	—

John B. Greenman	Chief Investment Officer and Vice President	—

William T. Atkins	Director and Chairman of the Board	1999

Patrice Derrington	Outside Director	2003

Harry P. Gelles	Outside Director	2000

Alexander S. Hewitt	Director and Vice Chairman	2004

Robert W. Holman, Jr.	Lead Outside Director	2001

John A. Labate	Outside Director	1995

Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Kim P. Boswood
Suite 100	(303) 297-1800 x 118
Denver, Colorado 80222	kimb@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

(1)  Charles Knight replaced William Atkins as Chief Executive Officer on May 1, 2005.

Financial Information

Selected Financial Data

	As of and for the three months ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
	(amounts in thousands, except share, per share and property data)

Operating Data
Real estate operating revenue (1)	$12,639	$12,252	$11,046	$11,016	$9,209
General and administrative expenses	1,316	1,348	1,106	984	933
G&A as a percentage of revenue	10.4%	11.0%	10.0%	8.9%	10.1%

Loss Per Share
Net loss	$(2,584)	$(3,678)	$(1,302)	$(548)	$(375)
Loss per share - basic	(0.11)	(0.15)	(0.05)	(0.02)	(0.02)
Loss per share - diluted	(0.11)	(0.15)	(0.05)	(0.02)	(0.02)

Funds from Operations (FFO) (2)
FFO	$2,398	$654	$2,351	$2,796	$1,878
FFO per share - basic	0.10	0.03	0.10	0.12	0.11
FFO per share - diluted	0.10	0.03	0.10	0.12	0.11

Balance Sheet Data
Net investment in real estate	$322,606	$330,814	$301,152	$277,569	$259,921
Total assets	338,705	347,954	317,767	294,877	275,911
Total liabilities	246,208	252,904	216,074	188,824	166,477
Minority interest	1,492	1,580	1,671	1,775	1,836
Total stockholders’ equity	91,005	93,470	100,022	104,278	107,598

Common Stock Data
Common shares outstanding	24,022,597	23,982,233	23,948,056	23,928,849	23,859,639
Weighted average shares - basic	24,011,672	23,959,656	23,934,094	23,898,957	17,567,414
Weighted average shares - diluted	24,098,003	24,076,729	24,050,124	24,011,520	17,721,219
Closing share price	$5.18	$6.40	$6.68	$5.89	$6.75
Share price range for period (high - low)	$6.64 - $5.08	$7.30 -$6.26	$6.83 - $5.88	$6.93 - $5.48	$7.64 - $6.40

Dividends declared per share	$—	$0.13	$0.13	$0.13	$0.13
Annualized dividend yield	N/A	8.1%	7.8%	8.8%	7.7%
Market value of common equity	$124,437	$153,486	$159,973	$140,941	$161,053
Total liabilities	246,208	252,904	216,074	188,824	166,477
Total market capitalization	$370,645	$406,390	$376,047	$329,765	$327,530

Property Data
Properties owned	17	30	29	28	27
Rentable square feet	2,508,115	2,732,957	2,628,044	2,480,232	2,365,640
Occupancy	89.0%	88.3%	86.2%	85.1%	84.5%

(1)  All periods adjusted for discontinued operations.

(2)  See page 6 for a reconciliation of FFO to net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

Consolidated Statement of Operations

	Three months ended March 31,
	2005	2004

Real Estate Operating Revenue
Rental revenue	$12,639,220	$9,208,874

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	3,308,925	2,833,667
Real estate taxes	1,824,074	1,179,868
General and administrative expenses	1,315,813	932,549
Interest expense	3,826,087	2,612,254
Depreciation and amortization expense	4,783,989	2,697,096
Total operating expenses	15,058,888	10,255,434

Loss From Continuing Operations	(2,419,668)	(1,046,560)

Other Income/(Loss)
Interest income	10,739	15,363
Equity in loss of affiliate	—	(18,076)
Minority interest	88,082	—
Total other income/(loss)	98,821	(2,713)

Loss Before Discontinued Operations	(2,320,847)	(1,049,273)

Net Earnings/(Loss) from Discontinued Operations (1)	(263,173)	674,262

Net Loss	$(2,584,020)	$(375,011)

Loss Per Share
Basic	$(0.11)	$(0.02)
Diluted	$(0.11)	$(0.02)

Weighted Average Common Shares Outstanding
Basic	24,011,672	17,567,414
Diluted	24,011,672	17,567,414

Reconciliation to Funds from Operations (FFO): (2)
Net Loss	$(2,584,020)	$(375,011)
Depreciation and amortization expense on real estate investments	4,744,656	2,826,983
Loss on sale of depreciated real estate	21,804	(574,276)
Loan costs associated with the disposition of real estate	215,993	—
FFO	$2,398,433	$1,877,696

Funds from Operations per share - diluted	$0.10	$0.11
Weighted Average Common Shares Outstanding-FFO Diluted	24,098,003	17,721,219

(1)  The following amounts reflect net income/(loss) from real estate investments classified as discontinued operations, including net gains/(losses) on properties sold:

Rental revenue	$263,357	657,024
Property operating expenses	(162,474)	(315,535)
Interest expense	(72,476)	(133,938)
Deferred financing costs associated with the disposition of real estate	(215,993)	—
Depreciation and amortization expense	(53,783)	(107,565)
Gain/(loss) on sale	(21,804)	574,276
Net income/(loss)	$(263,173)	$674,262

(2)  See page 6 for a reconciliation of FFO to net loss and a comparison of FFO per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

Same Store Property Results and Analysis

	Three months ended March 31, (1)
	2005	2004	Change	% Change

Real Estate Operating Revenue
Rental revenue	$9,050,912	$9,031,585	$19,327	0.2%

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	2,557,381	2,796,686	239,305	8.6%
Real estate taxes	1,222,947	1,151,775	(71,172)	-6.2%
Total property operating expenses	3,780,328	3,948,461	168,133	4.3%

Net Operating Income (2)	$5,270,584	$5,083,124	$187,460	3.7%

Average rent per sq. foot at March 31,	$20.56	$20.44	$0.12	0.6%

Occupancy at March 31,	86.9%	87.4%		-0.5%

(1)  Includes the following properties, which were operational during the entire three months ended March 31, 2004 and 2005:

Property	Sq Foot
AmeriVest Plaza at Inverness	118,720
Arrowhead Fountains	96,203
Centerra	186,582
Chateau Plaza	171,294
Financial Plaza	310,838
Greenhill Park	246,858
Kellogg Building	110,852
Keystone Office Park	114,879
Parkway Centre II	151,880
Scottsdale Norte	78,815
Sheridan Center	139,578
Southwest Gas Building	144,509
Total	1,871,008

(2)  See page 6 for a reconciliation of Same Store Net Operating Income to Loss from Continuing Operations.

Non-GAAP Financial Measures

Funds from Operations -

Funds from Operations (FFO) is a non-GAAP financial measure.  We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) in the October 1999 White Paper (amended in April 2002), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraphs entitled “Non-GAAP Financial Measures” below.  The following table reflects the reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures:

	Three months ended
	3/31/05	12/31/2004	9/30/2004	6/30/2004	3/31/2004
	(amounts in thousands, except share, per share and property data)

Funds from Operations (FFO) -
Net loss	$(2,584)	$(3,678)	$(1,302)	$(548)	$(375)
Depreciation and amortization expense	4,745	4,332	3,653	3,344	2,805
Share of depreciation and amortization expense of unconsolidated affiliate	—	—	—	—	22
Gain/loss on sale	22	—	—	—	(574)
Loan costs associated with the disposition of real estate	216
FFO	$2,398	$654	$2,351	$2,796	$1,878

Loss per share - diluted	$(0.11)	$(0.15)	$(0.05)	$(0.02)	$(0.02)

FFO per share - diluted	$0.10	$0.03	$0.10	$0.12	$0.11

Common Stock Data -
Weighted average shares - diluted	24,098,003	24,076,729	24,050,124	24,011,520	17,721,219

Non-GAAP Financial Measures - Funds from Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sale of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, it facilitates an understanding of the operations performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance.  We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.  FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  FFO may include funds that may not be available for our management’s discretionary use due to requirements to conserve funds for capital expenditures, debt repayments property acquisitions and other commitments and uncertainties.

Same Store Property Net Operating Income -

Net Operating Income (NOI) is defined as rental revenues less property operating expenses.  We rely on NOI for assessing property performance.  We also believe Same Store property NOI is a valuable means of comparing period-to-period property performance.  The following is a reconciliation of Same Store Property NOI to Loss From Continuing Operations:

	Three months ended March 31,
	2005	2004
	(amounts in thousands)

Same Store Property NOI	$5,271	$5,083
Non Same Store Property NOI	2,235	112
General and administrative expenses	(1,316)	(933)
Interest expense	(3,826)	(2,612)
Depreciation and amortization expense	(4,784)	(2,697)
Loss from Continuing Operations	$(2,420)	$(1,047)

Consolidated Balance Sheets

	March 31, 2005	December 31, 2004

Assets
Investment in real estate -
Land	$57,228,891	$58,338,781
Buildings and improvements	250,995,920	256,128,341
Furniture, fixtures and equipment	1,479,252	1,451,152
Tenant improvements	15,157,255	15,157,570
Tenant leasing commissions	3,460,141	3,101,178
Intangible assets	22,990,483	23,019,763
Less: accumulated depreciation and amortization	(28,706,186)	(26,383,036)
Net investment in real estate	322,605,756	330,813,749

Cash and cash equivalents	789,177	1,859,660
Escrow deposits	7,391,244	7,726,652
Accounts receivable, net	697,759	671,251
Deferred rents receivable	3,886,484	3,430,609
Deferred financing costs, net	2,658,246	2,927,696
Prepaid expenses and other assets	676,479	524,072

Total assets	$338,705,145	$347,953,689

Liabilities
Secured mortgage loans and notes payable	$205,382,327	$211,729,328
Unsecured line of credit	29,060,296	24,857,063
Accounts payable and accrued expenses	3,891,671	4,524,282
Accrued real estate taxes	3,887,197	4,486,712
Prepaid rents, deferred revenue and security deposits	3,986,636	4,190,202
Dividends payable	—	3,116,130

Total liabilities	246,208,127	252,903,717

Minority Interest	1,491,976	1,580,057

Shareholders’ Equity
Preferred stock, $.001 par value
Authorized - 5,000,000 shares
Issued and outstanding - none	—	—

Common stock, $.001 par value
Authorized - 75,000,000 shares
Issued and outstanding - 24,022,597 and 23,982,233 shares, respectively	24,023	23,982
Capital in excess of par value	132,704,946	132,585,840
Distributions in excess of accumulated earnings	(41,723,927)	(39,139,907)
Total shareholders’ equity	91,005,042	93,469,915
Total liabilities and shareholders’ equity	$338,705,145	$347,953,689

Debt Summary

		March 31, 2005				December 31, 2004
Lender	Mortgaged Property	Maturity Date		Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)
Fixed Rate -
Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness	1/10/2006		$14,370,197	7.90%	$14,412,347	7.90%

Greenwich Capital Financial Products	Parkway Centre II Centerra Southwest Gas Building	10/1/2008		37,910,204	5.13%	38,115,018	5.13%

Metropolitan Life Insurance Company	Parkway Centre III	9/10/2009		15,070,941	4.47%	15,154,645	4.47%

Allstate Life Insurance Company	Financial Plaza	10/5/2010		24,045,098	5.25%	24,173,324	5.25%

Southern Farm Bureau Life Insurance Company	Scottsdale Norte	4/1/2011		6,553,731	7.90%	6,568,596	7.90%

J. P. Morgan Chase	Hackberry View - 1st	9/1/2012		11,387,931	6.57%	11,424,345	6.57%

J. P. Morgan Chase	Hackberry View - 2nd (2)	9/1/2012		960,839	8.00%	967,654	8.00%

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains Kellogg Building	1/1/2013		28,733,061	7.40%	28,852,678	7.40%

Allstate Life Insurance Company	Camelback - 1st	9/5/2014		15,855,852	5.82%	15,928,449	5.82%

Allstate Life Insurance Company	Camelback - 2nd	9/5/2014		4,954,954	5.82%	4,977,640	5.82%

Security Life of Denver Insurance Company	Keystone Office Park - 1st	5/1/2022		4,207,994	8.00%	4,236,333	8.00%

Security Life of Denver Insurance Company	Keystone Office Park - 2nd	5/1/2022		472,286	8.63%	474,284	8.63%

GEMSA	Hampton Court	11/1/2007		7,900,000	5.48%	7,900,000	5.48%

Transatlantic Capital Company, LLC (3)	Texas State Buildings	8/1/2028		—	—	5,579,891	7.66%
		Subtotal		$172,423,088	6.09%	$178,765,204	6.14%

Variable Rate -
KeyBank National Association - Senior Secured Line of Credit	Chateau Plaza Greenhill Park		(4)	$32,900,000	5.35%	$32,900,000	4.96%

KeyBank National Association -
Unsecured Line of Credit	Unsecured		(5)	29,060,296	5.53%	24,857,063	5.63%
		Subtotal		$61,960,296	5.43%	$57,757,063	5.25%
Other notes payable -
Lease Capital Corporation	Phone system	10/31/2007		59,239	11.11%	64,124	11.11%
		Subtotal		59,239	11.11%	64,124	11.11%

		Total debt		$234,442,623	5.92%	$236,586,391	5.92%

Scheduled maturities (for the years ended December 31,) -

2005	40,207,412
2006	41,382,483
2007	11,167,321
2008	38,057,259
2009	15,526,679
Thereafter	88,101,469
Total	$234,442,623

Debt information (for the three months ended March 31, 2005) -

Additions	$5,203,233
Repayments	(6,565,859)
Scheduled principal payments	(781,142)
Net change in mortgage payable	$(2,143,768)

(1)  Interest only, does not include amortization of deferred financing costs or unused facility fees.

(2)  The amount recorded reflects a net present value calculation based on a fair market value rate of 8%.  The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3)  On March 2, 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender to satisfy the outstanding balance of the mortgage payable.

(4)  The Secured Line of Credit has mandatory repayments of at least $2.5 million by July 1, 2005 and at least $10 million by September 1, 2005.  The line matures on November 12, 2005.

(5)  The Unsecured Line of Credit has mandatory repayments of at least $5.0 million by September 2005 and at least $10 million by January 2006.  The line matures on April 1, 2006.

Portfolio Information

Property Summary

			March 31, 2005		December 31, 2004
Building / Location	Year Acquired	Rentable Area (1)	Occupancy Rate (2)	Average Rent Per SF (3)	Occupancy Rate (4)	Average Rent Per SF (3)
Same Store -
Keystone Office Park
Indianapolis, IN	1999/2003	114,879	73.8%	$17.45	76.8%	$17.69

Sheridan Center
Denver, CO	2000	139,578	81.9%	16.44	82.0%	15.94

AmeriVest Plaza at Inverness
Englewood, CO	2001	118,720	81.2%	20.06	93.9%	21.03

Arrowhead Fountains
Peoria, AZ	2001	96,203	100.0%	21.92	100.0%	21.85

Kellogg Building
Littleton, CO	2001	110,852	94.0%	19.87	93.0%	19.56

Parkway Centre II
Plano, TX	2002	151,880	97.7%	19.56	94.8%	19.01

Centerra
Denver, CO	2002	186,582	84.7%	18.06	85.2%	18.09

Chateau Plaza
Dallas, TX	2002	171,294	97.3%	23.48	99.5%	23.42

Southwest Gas Building
Phoenix, AZ	2003	144,509	88.9%	23.43	87.1%	22.64

Financial Plaza
Mesa, AZ	2003	310,838	84.4%	23.53	83.0%	23.51

Scottsdale Norte
Scottsdale, AZ	2003	78,815	91.5%	22.65	94.4%	22.74

Greenhill Park
Addison, TX	2003	246,858	78.5%	17.91	77.0%	17.71

Camelback Lakes
Phoenix, AZ	2004	203,179	99.3%	21.99	98.9%	21.97
	Subtotal	2,074,187	88.1%	$20.72	88.5%	$20.61

Post March 31, 2004 Acquisitions -
Hackberry View
Irving, TX	2004	114,598	95.7%	20.59	100.0%	19.78

Parkway Centre III
Plano, TX	2004	152,391	93.9%	20.69	93.8%	20.94

Hampton Court
Dallas, TX	2004	108,183	100.0%	21.27	100.0%	21.13
	Subtotal	375,172	96.2%	$20.83	97.5%	$20.63

Joint Ventures -
Panorama Falls (5)
Englewood, CO	2000	58,756	75.8%	19.54	64.8%	19.84
	Subtotal	58,756	75.8%	$19.54	64.8%	$19.84

Non-Core -
Texas State Buildings
Texas	1997/1998	n/a	n/a	n/a	77.1%	9.06
	Subtotal	n/a	n/a	n/a	77.1%	$9.06
	Total	2,508,115	89.0%	$20.71	88.3%	$19.78

(1)  Includes office space but excludes storage, telecommunications and garage space.

(2)  Includes approximately 34,000 square feet (1.5% of total rentable area) that has been leased but is not yet occupied and approximately 15,000 square feet (0.7% of total rentable area) that is leased but has been vacated.  Excludes approximately 14,500 square feet (0.7% of total rentable area) that expired on or about March 31, 2005.

(3)  Annualized cash basis revenue divided by leased area.

(4)  Includes approximately 73,000 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 28,000 square feet (1.0% of total rentable area) that is leased but has been vacated.  Excludes approximately 9,000 square feet (0.3% of total rentable area) that expired on or about December 31, 2004.

(5)  20% of the property is owned by AmeriVest and 80% of the property is owned by one other investor as tenants in common. Beginning March 31, 2004, the balance sheet and results of operations for this joint venture are included in the Company’s consolidated financial statements as a result of adopting FIN46R.

Lease Expiration Information

The following schedules detail the tenant lease expirations for our 100%-owned properties at March 31, 2005 in total and by geographic region: (1) (2)

Consolidated

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	82	265,024	5,615,665	12.7%
2006	104	411,975	8,840,068	20.0%
2007	106	444,548	9,100,153	20.6%
2008	76	268,656	5,352,391	12.1%
2009	57	331,590	7,107,448	16.1%
2010	32	257,103	5,110,196	11.6%
2011	10	67,538	1,411,911	3.2%
2012	6	53,047	1,153,620	2.6%
2013	—	—	—	—
2014	2	24,062	320,480	0.7%
2015	3	7,884	109,706	0.2%
Total	478	2,131,427	$44,121,638	100.0%

Denver

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	46	89,855	1,838,152	22.7%
2006	48	70,181	1,268,644	15.7%
2007	47	80,757	1,477,094	18.2%
2008	33	90,639	1,695,369	20.9%
2009	19	45,382	811,547	10.0%
2010	5	19,339	351,576	4.3%
2011	4	14,532	273,303	3.4%
2012	1	1,775	44,357	0.01
2013	—	—	—	—
2014	1	19,798	235,200	2.9%
2015	3	7,884	109,706	1.4%
Total	207	440,142	$8,104,948	100.0%

Phoenix

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	13	89,624	1,998,210	11.7%
2006	28	115,553	2,642,230	15.5%
2007	31	150,393	3,423,989	20.1%
2008	20	65,712	1,514,763	8.9%
2009	23	171,448	4,070,363	23.8%
2010	10	114,342	2,433,545	14.3%
2011	2	19,119	437,497	2.6%
2012	1	24,444	546,610	3.2%
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	128	750,635	$17,067,207	100.0%

Dallas

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	16	74,902	1,599,096	9.2%
2006	18	194,774	4,357,849	24.9%
2007	22	201,706	3,995,202	22.9%
2008	20	107,850	2,066,390	11.8%
2009	11	107,658	2,110,117	12.1%
2010	14	109,439	2,087,407	11.9%
2011	3	31,487	659,711	3.8%
2012	3	23,741	512,489	2.9%
2013	—	—	—	—
2014	1	4,264	85,280	0.5%
2015	—	—	—	—
Total	108	855,821	$17,473,541	100.0%

Indianapolis

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	7	10,643	180,207	12.2%
2006	10	31,467	571,345	38.7%
2007	6	11,692	203,868	13.8%
2008	3	4,455	75,869	5.1%
2009	4	7,102	115,421	7.8%
2010	3	13,983	237,668	16.1%
2011	1	2,400	41,400	2.8%
2012	1	3,087	50,164	0.03
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—
Total	35	84,829	$1,475,942	100.0%

(1)  Excludes Kellogg Executive Suite and month-to-month tenants.

(2)  Does not include Panorama Falls.

(3)  Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.

Other Property Information

Geographic Distribution

The following chart illustrates the geographic distribution of our 100%-owned core properties (1) by square footage at March 31, 2005:

Portfolio by Lease Size (1)

Lease Size	Occupied Area	% of Occupied Area	Number of Leases	% of Total Leases
2,500 square feet and under	345,845	16.2%	261	54.7%
2,501 to 5,000 square feet	385,872	18.1%	109	22.8%
5,001 to 10,000 square feet	446,204	20.9%	65	13.6%
10,001 to 25,000 square feet	553,381	26.0%	35	7.3%
25,001 to 50,000 square feet	164,145	7.7%	5	1.0%
50,000 square feet and greater	235,980	11.1%	3	0.6%
	2,131,427	100.0%	478	100.0%

Ten Largest Customers

Tenant Name	Tenant Industry	Market	Lease Expiration	Square Feet	Annualized Rent (2)	% of Total Consolidated Annual Revenue (2)
Dean Foods Company	Wholesale trade/manufacturing	Dallas, TX	12/31/06	120,607	2,820,066	6.4%
Southwest Gas Corporation	Energy	Phoenix, AZ	8/31/09	60,046	1,501,150	3.4%
Capstar Radio Operating Co.	Entertainment	Phoenix, AZ	5/31/10	55,327	1,106,540	2.5%
Hewitt Associates L.L.C.	Consulting/business services	Dallas, TX	1/31/10	43,137	938,230	2.1%
First Health Group Corp.	Healthcare	Phoenix, AZ	4/30/05	36,833	791,910	1.8%
Humana Health Plan, Inc.	Healthcare	Phoenix, AZ	3/14/06	29,848	597,830	1.4%
DNA Productions	Computer systems and software	Dallas, TX	6/30/09	28,570	582,131	1.3%
Allied Solutions	Financial services - insurance	Dallas, TX	12/31/09	25,757	450,747	1.0%
Schlumberger Technology Corp.	Energy	Dallas, TX	7/31/07	24,606	472,284	1.1%
Vision Offices Mesa, L.L.C.	Consulting/business services	Phoenix, AZ	10/31/12	24,444	546,610	1.2%
				449,175	9,807,498	22.2%

Tenant Diversification by Industry

The following table categorizes the leased area of our 100%-owned core properties by our tenant’s industry at March 31, 2005: (1)

Wholesale trade and manufacturing	11.2%
Real estate	10.6%
Healthcare	10.3%
Consulting and business services	9.7%
Financial services - advisement and brokerage	7.1%
Financial services - mortgage	6.8%
Legal	6.6%
Financial services - insurance	6.3%
Computer systems and software	6.2%
Energy	5.7%
Travel, entertainment and food service	4.0%
Telecommunications	3.5%
Accounting	2.8%
Financial services - banks	2.1%
Other	7.1%

(1)  Does not include Panorama Falls.

(2)  Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.